UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2007

VioQuest Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-16686	58-1486040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Mt. Airy Road, Suite 102
Basking Ridge, NJ 07920
(Address of principal executive offices)

(908) 766-4400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2007, VioQuest Pharmaceuticals, Inc. (the “Company”), received an email from Vincent M. Aita in which he resigned from the Board of Directors of the Company. In his notice of resignation, Dr. Aita indicated that his responsibilities to his new employer would prevent him from performing his role adequately as Director and serving the best interests of the Company’s shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VioQuest Pharmaceuticals, Inc.

Date: September 14, 2007	By:	/s/ Brian Lenz
Brian Lenz
Chief Financial Officer